SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported):                               August 18, 1998


                                 CANDIE'S, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                          0-10593                  11-2481903
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


2975 Westchester Avenue, Purchase, New York 10577
(Address of principal executive officer) (zip code)


Registrant's telephone number,
including area code                                               (914) 694-8600



       (Former name or former address, if changed since the last Report)




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Item 2. Acquisition or Disposition of Assets.

     On August 18, 1998 (the "Effective Time"), the Registrant completed the acquisition of New Retail Concepts, Inc. ("NRC") pursuant to the provisions of the previously reported Agreement and Plan of Merger dated as of April 6, 1998, as amended (the "Merger Agreement") between the Registrant and NRC. In accordance with the terms of the merger (the "Merger") pursuant to which NRC merged with and into the Registrant, the holders of the common stock, $.01 par value (the "NRC Common Stock"), of NRC became entitled to receive 0.405 shares of the common stock, $.001 par value (the "Candie's Common Stock"), of the Registrant for each share of NRC Common Stock owned immediately prior to the Merger and the holders of options to purchase shares of NRC Common Stock became entitled to receive options to purchase 0.405 shares of Candie's Common Stock for each option to purchase one (1) share of NRC Common Stock owned immediately prior to the Merger.

     The description of the Merger Agreement is qualified in its entirety by reference to the copy of the Merger Agreement which is incorporated as an exhibit to this current Report on Form 8-K and which is incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

     The financial statements of NRC filed as part of this Current Report on Form 8-K are listed in the attached Index to Financial Statements.

     (b) Pro forma financial information.

     The pro forma financial information filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.

     (c) Exhibits.

     The exhibits filed as part of this Current Report on Form 8-K are listed in the attached Index to Exhibits.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CANDIE'S, INC.


                                        By   /s/ David Golden
                                             --------------------------------
                                             David Golden
                                             Senior Vice President, Chief
                                             Financial Officer


Dated:  as of August 18, 1998


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                          INDEX TO FINANCIAL STATEMENTS

Financial Statements of NRC:

Report of Independent Certified Public Accountants (Incorporated by reference to page F-24 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Balance Sheet as of March 31, 1998 (Incorporated by reference to pages F-25 and F-26 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Statement of Operations for the years ended March 31, 1998 and 1997 (Incorporated by reference to page F-27 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Statements of Stockholders' Equity for the years ended March 31, 1998 and 1997 (Incorporated by reference to page F-28 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Statements of Cash Flows for the years ended March 31, 1998 and 1997 (Incorporated by reference to page F-29 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Notes to Financial Statements (Incorporated by reference to pages F-30 through F-42 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Unaudited Pro Forma Combined Condensed Financial Information:

Introductory material following the caption "Unaudited Pro Forma Condensed Combined Financial Information" (Incorporated by reference to page 93 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Unaudited Pro Forma Condensed Combined Balance Sheet as of April 30, 1998 and March 31, 1998 (Incorporated by reference to page 94 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Unaudited Pro Forma Condensed Combined Statement of Income for the years ended January 31, 1998 and March 31, 1998 (Incorporated by reference to page 95 of the Joint Proxy Statement/Prospectus

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dated July 2, 1998 constituting a part of Registrant's Registration Statement on
Form S-4 No. 333-52729).

Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended April 30, 1998 and March 31, 1998 (incorporated by reference to page 96 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

Notes to Unaudited Pro Forma Condensed Combined Financial Information (Incorporated by reference to page 97 of the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).


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                                INDEX TO EXHIBITS

Exhibit                            Description
-------                            -----------

2(a)              -                Agreement and Plan of Merger dated as of
                                   April 6, 1998, as amended, between the
                                   Registrant and New Retail Concepts, Inc.
                                   (Incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus dated July 2, 1998 constituting a part of Registrant's Registration Statement on Form S-4 No. 333-52729).

23                -                Consent of Grant Thornton LLP.

99                -                Pages F-24 through F-42 and pages 93
                                   through 97 of the Joint Proxy
                                   Statement/Prospectus dated July 2, 1998
                                   constituting a part of Registrant's
                                   Registration Statement on Form S-4 No.
                                   333-52729.




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